UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2017

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Invesco Mortgage Capital Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Invesco Mortgage Capital Inc. (the "Company") was held on May 3, 2017. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board's solicitations. At this meeting, the stockholders were requested to: (1) elect a Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) select, on an advisory basis, the frequency of future advisory votes on the compensation of our names executive officers, and (4) appoint the independent registered public accounting firm for the fiscal year ending December 31, 2017, all of which were described in the proxy statement. The following actions were taken by the Company's stockholders with respect to each of the foregoing items:

1.   Election of a Board of Directors. All the nominees for director were elected or re-elected with at least 98.79% of the votes cast. With respect to each nominee, the total number of broker non-votes was 33,386,009. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast "For"	Votes Cast "Against"	Abstentions
James S. Balloun	64,121,309	759,207	246,610
John S. Day	64,153,289	723,442	250,395
Carolyn B. Handlon	64,194,665	679,321	253,140
Edward J. Hardin	64,132,286	743,288	251,552
Karen Dunn Kelley	64,242,888	642,021	242,217
James R. Lientz, Jr.	64,097,698	782,802	246,626
Dennis P. Lockhart	64,217,588	654,886	254,652

Gregory G. McGreevey	64,187,960	687,433	251,733

2.   Advisory vote on executive compensation.  Our stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 98.03% of the votes cast. The total number of broker non-votes was 33,386,009. The table below sets forth the voting results.

Votes Cast "For"	Votes Cast "Against"	Abstentions
63,354,322	1,271,543	501,261

3.   Advisory vote on frequency of future advisory votes on executive compensation.  Our stockholders selected, on an advisory, non-binding basis, their preference for the frequency of future advisory votes to approve compensation of our named executive officers as set forth in the table below.  The total number of broker non-votes was 33,386,009.

1 Year	2 Years	3 Years	Abstentions
53,376,771	638,106	10,728,667	383,582

The Company has decided, consistent with the majority of the votes cast at the Annual Meeting of Stockholders, that future advisory votes to approve the compensation of our named executive officers be held annually.

4.   Appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. The proposal was approved by the stockholders by 99.52% of the votes cast, and the voting results were as follows. There were no broker non-votes.

Votes Cast "For"	Votes Cast "Against"	Abstentions
97,679,774	470,540	362,821

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By:  /s/ Robert H. Rigsby
      Robert H. Rigsby
      Vice President and Secretary

Date: May 4, 2017